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                                                                      Exhibit 24


                       BALTIMORE GAS AND ELECTRIC COMPANY

                                POWER OF ATTORNEY


         KNOW ALL THOSE BY THESE PRESENTS, that the undersigned directors and officers of Baltimore Gas and Electric Company hereby constitute and appoint E. Follin Smith as their true and lawful attorney and agent to do any and all acts and things and to execute, in their name any and all instruments which said attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the registration under said Act of not exceeding $400,000,000 principal amount of unsecured debt securities of said Company, maturing not more than thirty years after the date as of which they are issued, all as authorized by Resolutions adopted by the Board of Directors of Baltimore Gas and Electric Company effective December 20, 2002 including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below, to any registration statement to be filed with the Securities and Exchange Commission in respect of said unsecured debt securities to any and all amendments to any registration statement in respect to said unsecured debt securities, or to any instruments or documents filed as part of or in connection with said registration statement or amendments to such documents; and each of the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed, or caused to be subscribed, these presents this 21st day of December, 2002.

                                           Signature


Principal Executive
Officer and Director:                         /s/ FRANK O. HEINTZ
                                              -------------------------
                                                  Frank O. Heintz
                                 President, Chief Executive Officer and Director




Director:                                     /s/ MAYO A. SHATTUCK, III
                                              -------------------------
                                                Mayo A. Shattuck, III




Dated:        December 21, 2002